Exhibit 10

THIRD AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This Third Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of April 21, 2005, by and between COMERICA BANK (“Bank”) and ORASURE TECHNOLOGIES, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of September 10, 2002 (as amended from time to time, including without limitation by that certain First Amendment to Loan and Security Agreement dated as of May 23, 2003, and that certain Second Amendment to Loan and Security Agreement dated as of September 12, 2003, together with any related agreements, the “Agreement”). The parties desire to amend the Agreement further in accordance with the terms of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENT

I.	Incorporation by Reference. The Recitals and the documents referred to therein are incorporated herein by this reference. Except as otherwise noted, the terms not defined herein shall have the meanings set forth in the Agreement.

II.	Amendment to the Agreement. The Agreement is hereby amended as set forth below.

A.	Section 6.2(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(a) as soon as available, but in any event within thirty (30) days after the end of each calendar quarter, a company prepared quarterly and year to date consolidated balance sheet and income statement covering Borrower’s consolidated operations during such period, in a form reasonably acceptable to Bank and certified by a Responsible Officer (with a comparison to budget);”

B.	Section 6.2(f) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(f) if there are no outstanding Obligations under the Revolving Facility, then within thirty (30) days after the end of each calendar quarter Borrower shall deliver to Bank a Borrowing Base Certificate dated as of the end of such quarter, signed by a Responsible Officer in substantially the form of Exhibit D hereto, together with aged listings of accounts receivable and accounts payable, provided however, if there are outstanding Obligations under the Revolving Facility, then within thirty (30) days after the end of each calendar month Borrower shall deliver to Bank a Borrowing Base Certificate dated as of the end of such month, signed by a Responsible Officer in substantially the form of Exhibit D hereto, together with aged listings of accounts receivable and accounts payable;”

C.	Section 6.2(g) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(g) within thirty (30) days after the end of each calendar quarter, Borrower shall deliver to Bank a Compliance Certificate signed by a Responsible Officer in substantially the form of Exhibit E hereto; and”

D.	The form of Compliance Certificate attached as Exhibit E to the Agreement is hereby amended and restated in its entirety as set forth in Exhibit E attached to this Amendment.

E.	The addresses for notices set forth in Section 10 of the Agreement are hereby amended in their entirety to read as follows:

“If to Borrower:	OraSure Technologies, Inc.
220 East First Street
Bethlehem, PA 18015
Attn: Ronald H. Spair, Chief Financial Officer
FAX: (610) 882-2275

With a copy to:	OraSure Technologies, Inc.
220 East First Street
Bethlehem, PA 18015
Attn: Jack E. Jerrett, Esq., General Counsel
FAX: (610) 882-2275

If to Bank:	Comerica Bank
2321 Rosecrans Ave., Suite 5000
El Segundo, CA 90245
Attn: Manager
FAX: (310) 297-2290

With a copy to:	Comerica Bank
11921 Freedom Drive, Suite 920
Reston, VA 20190
Attn: Peter Gibson
FAX: (703) 467-9308”

E.	The definition of “Revolving Maturity Date” in Exhibit A to the Agreement is hereby amended and restated in its entirety to read as follows:

“Revolving Maturity Date” means April 29, 2006.

III.	Legal Effect.

A.	Borrower understands and agrees that in entering into this Amendment, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Agreement. Except as expressly modified pursuant to this Amendment, the terms of the Agreement remain unchanged, and in full force and effect. Bank’s entering into this Amendment in no way shall obligate Bank to enter into future amendments to the Agreement. Nothing in this Amendment shall constitute a satisfaction of the Borrower’s Obligations. It is the intention of Bank and Borrower to retain as liable parties, all makers and endorsers of the Agreement, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Amendment.

B.	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. This is an integrated Amendment and supersedes all prior negotiations and agreements regarding the subject matter hereof.

IV.	Conditions Precedent. Except as specifically set forth in this Amendment, all of the terms and conditions of the Agreement remain in full force and effect. Concurrently with the execution of this Amendment, Borrower shall deliver the following documents:

A.	This Amendment, duly executed by Borrower;

B.	An officer’s certificate of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

C.	A legal fee from the Borrower in the amount of $500; and

D.	Such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate and which are identified in advance to Borrower in writing.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

ORASURE TECHNOLOGIES, INC.

By:	/s/ Ronald H. Spair
Title:	Executive Vice President and CFO

COMERICA BANK

By:	/s/ Peter Gibson
Title:	Vice President

EXHIBIT E

COMPLIANCE CERTIFICATE

Please send all Required Reporting to:	Comerica Bank
Technology & Life Sciences Division
Loan Analysis Department
Five Palo Alto Square, Suite 800
3000 El Camino Real
Palo Alto, CA 94306
Phone: (650) 846-6820
Fax: (650) 846-6840

FROM: ORASURE TECHNOLOGIES, INC.

The undersigned authorized officer of OraSure Technologies, Inc. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank, as amended (the “Agreement”), (i) Borrower is in complete compliance for the period ending                      with all required covenants under the Agreement, except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof (except for representations and warranties referring to a prior date which shall be true and correct in all material respects only as of such prior date). Attached herewith are the required documents supporting the above certification. The undersigned further certifies that these were prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

REPORTING COVENANTS	REQUIRED	COMPLIES
Monthly Financial Statements	Quarterly within 30 days	YES	NO
Compliance Certificate	Quarterly within 30 days	YES	NO
Annual (CPA Audited) Financial Statements	FYE within 90 days	YES	NO
10-Q	Quarterly within 5 days of SEC filing	YES	NO
10-K	Annually within 5 days of SEC filing	YES	NO
A/R Aging	*	YES	NO
A/P Aging	*	YES	NO
Borrowing Base Cert.	*	YES	NO
A/R Audit	Initial and Annual	YES	NO
Projection	FYE within 30 days	YES	NO

*	If there are no outstanding Obligations, then quarterly within 30 days; if there are outstanding Obligations, then monthly within 30 days.

FINANCIAL COVENANTS	REQUIRED	ACTUAL		COMPLIES
Minimum Quick Ratio	2.00:1.00		:1.00	YES	NO
Minimum Tangible Net Worth	$19,000,000	$		YES	NO
Minimum Liquidity*	$7,500,000	$		YES	NO

*	Including $ of cash, cash equivalents and short-term investments ($4,000,000 minimum)

Please Enter Below Comments Regarding Covenant Violations:

On behalf of Borrower, the undersigned further acknowledges that at any such time as Borrower is out of compliance with any of the terms set forth in the Agreement, including, without limitation, any of the financial covenants, Borrower cannot receive any advances.

ORASURE TECHNOLOGIES, INC.

Very truly yours,	BANK USE ONLY

Rec’d by:
Authorized Signer	Date:
Name:	Reviewed by:
Date:
Title:	Financial Compliance Status: YES / NO